Significant Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 12,005	$ 11,136
Share-based compensation	299	292
Investments	134	131
Lease right-of-use assets	122
Intangible assets and goodwill	64	119
Other	108	87
Deferred Tax Assets, Gross, Total	12,732	11,765
Less: valuation allowance	$ (12,732)	(11,765)	$ (9,928)	$ (11,852)
Deferred tax assets - net		$ 0